UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 17, 2005 (May 16, 2005)

REGENERON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

New York	000-19034	133444607
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Old Saw Mill River Road, Tarrytown, New York	10591-6707

(Address of principal executive offices)	(Zip Code)

(914) 347-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Exhibit Index
EX-99.1: PRESS RELEASE

Item 7.01	Regulation FD Disclosure

On May 16, 2005, the Company announced preliminary results from an ongoing phase 1 open-label, dose-escalation study of the Vascular Endothelial Growth Factor (VEGF) Trap administered intravenously to patients with advanced cancers. The foregoing description of this press release is qualified in its entirety by the full text of the press release dated May 16, 2005 which is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release of Regeneron Pharmaceuticals, Inc. dated May 16, 2005.

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     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.

Dated: May 17, 2005	By:	/s/ Stuart Kolinski

Stuart Kolinski Vice President and General Counsel

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Exhibit Index

Number	Description

99.1	Press Release of Regeneron Pharmaceuticals, Inc. dated May 16, 2005.

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